SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 22, 2003

PROSPERITY BANCSHARES, INC.

(Exact name of registrant as specified in its charter)

Texas	0-25051	74-2331986
(State or other jurisdiction of	(Commission File Number)	(I.R.S. Employer
incorporation or organization)		Identification No.)

4295 San Felipe
Houston, Texas	77027
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (713) 693-9300

Item 7.    Financial Statements and Exhibits.

Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

99.1  —   Press Release issued by Prosperity Bancshares, Inc. dated July 22, 2003.

Item 9.    Regulation FD Disclosure

In accordance with U.S. Securities and Exchange Commission Release No. 33-8216, the following information, intended to be furnished under “Item 12. Disclosure of Results of Operations and Financial Condition” of Form 8-K, is instead being furnished under this “Item 9. Regulation FD Disclosure.”

On July 22, 2003, Prosperity Bancshares, Inc. publicly disseminated a press release announcing its results for the second quarter ending June 30, 2003. A copy of the press release is attached as Exhibit 99.1.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PROSPERITY BANCSHARES, INC.

Dated: July 22, 2003	By	/s/ James D. Rollins III
James D. Rollins III Senior Vice President

EXHIBIT INDEX

Exhibit Number	Description

99.1	Press Release issued by Prosperity Bancshares, Inc. dated July 22, 2003.